AGREEMENT made between RODINIA MINERALS INC., on behalf of itself and its wholly owned Delaware subsidiary, DONNYBROOK PLATINUM RESOURCES, INC.   (collectively "Rodinia”), of Suite 600 - 595 Howe Street, Vancouver, British Columbia, Canada, V6C 2T5, GOLDEN PATRIOT, CORP., (“Golden Patriot”), of #1205 – 789 West Pender Street, Vancouver, British Columbia, Canada, V6C 1H2, and HANDLEY MINERALS INC., (“Handley “), of 630 E. Plumb Lane, Reno, Nevada, 89502, (sometimes collectively referred to herein as the “Parties”).

WHEREAS Golden Patriot and Handley are parties to the Option Agreement attached hereto as Schedule “B” (the “Handley Agreement”) in respect of the “Lucky Boy Project” consisting of the BLM claims and State Lease more particularly described in Schedule “A” to the Handley Agreement, and the Sky Deposit referred to under the heading Area of Interest in the Handley Agreement to the extent that Golden Patriot has exercised its right of first refusal in respect thereof, (the “Property”);

AND WHEREAS Golden Patriot has spent not less than an aggregate US$500,000 on the Lucky Boy Project and has thereby earned a 60% interest in the Property;

AND WHEREAS, in consideration for Rodinia paying to Handley an aggregate US$125,000 owed by Golden Patriot to Handley, Golden Patriot has determined not to earn any additional interest in the Property, and Golden Patriot and Handley have agreed to allow Rodinia to acquire such additional interest in the Property pursuant to the terms hereof;

AND WHEREAS Rodinia is prepared to earn up to the remaining 40% interest in the Property on the following basis, namely, up to a 10% interest in the Property for each further US$100,000 that Rodinia spends on the Property on or before March 17, 2010, and Golden Patriot and Handley are agreeable to amending the Handley Agreement to permit Rodinia to proceed on this basis;

AND WHEREAS, as additional consideration for Handley’s agreement as aforesaid, Rodinia is prepared, subject to the acceptance for filing thereof by the TSX Venture Exchange (“Regulatory Approval”), to issue 250,000 of its common shares as presently constituted  (the “Shares”) to Handley within 10 business days of receipt by Rodinia of a production permit in respect of the Lucky Boy Project;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the premises and the mutual covenants, agreements and understandings hereinafter set forth, the Parties have agreed and do hereby agree as follows:

1.

Handley and Golden Patriot acknowledge and agree that Golden Patriot has exercised its right to acquire, pursuant to the terms of the Handley Agreement, and has earned and now holds, an undivided 60% right, title and interest in and to the Property subject only to the 3% Yellow Cake Royalty described in the Handley Agreement (the “Royalty”).

2.

In consideration for Rodinia paying to Handley an aggregate US$125,000 owed by Golden Patriot to Handley, the Parties agree that Rodinia is hereby granted the sole and exclusive, irrevocable right and option (the “Rodinia Option”) to acquire up to an undivided 10% right, title and interest in and to the Property, to a maximum aggregate 40% right, title and interest in and to the Property pursuant to the terms of this Agreement, for each US$100,000 spent on the Property on or before March 17, 2010, and Handley hereby acknowledges and agrees with Rodinia that payment by Rodinia of the US$125,000 owed to Handley by Golden Patriot shall be, for all purposes hereof, considered to have been spent on the Property, and Golden Patriot acknowledges and agrees with Rodinia that such payment by Rodinia is the consideration for Golden Patriot determining not to earn any additional interest, and to allow Rodinia to acquire such additional interest, in the Property;

3.

Golden Patriot further acknowledges and agrees with Rodinia that the transactions contemplated herein shall have no impact whatsoever on the terms of that certain Option Agreement between them dated March 17, 2005, as acknowledged by Handley in section 4 on page 1 of the Handley Agreement, (the “March 17, 2005 Agreement”), and that, accordingly, by Rodinia’s payment of US $1.00 to Golden Patriot, the receipt of which is hereby acknowledged by Golden Patriot, Rodinia has, pursuant to the terms of the March 17, 2005 Agreement, acquired 40% of Golden Patriot’s 60% interest in the Property, for a total acquisition by Rodinia from Golden Patriot of a 24% undivided right, title and interest in and to the Property;

4.

As additional consideration for Handley agreeing to modify the terms of the Handley Agreement as herein provided, Rodinia agrees to issue the Shares to Handley within 10 business days of receipt by Rodinia of a production permit in respect of the Property; provided, however, that Handley acknowledges that such Shares issuance is subject to Regulatory Approval and that resale restrictions will apply and, therefore, hold period legends will be endorsed on the certificates representing the Shares and that Rodinia shall not be in default of this requirement if Handley has not delivered to Rodinia, at least 30 days prior to such Shares issuance, a Certificate of a U.S. Person in form acceptable to Rodinia, duly completed and executed.

5.

Golden Patriot and Handley represent and warrant to Rodinia that there are no liens, charges, encumbrances or third party claims against the 40% interest in the Properties that is the subject of the Rodinia Option except for the Royalty and that Rodinia shall have the benefit of all of the representations, warranties, terms and conditions of the Handley Agreement in respect of such 40% interest.

6.

Upon exercise of the Rodinia Option, Rodinia and Golden Patriot shall constitute themselves a joint venture for the further exploration and, if warranted, development of the Property with their respective initial joint venture interests being 64% for Rodinia and 36% for Golden Patriot, and shall negotiate in good faith and enter into a joint venture agreement which shall reflect such initial joint venture interests and which shall contain dilution provisions for failure to fund on a pro-rata basis and other terms standard to exploration joint venture agreements.

7.

This Agreement shall be governed and interpreted in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein and the Parties hereby irrevocably attorn to the exclusive jurisdiction of the courts of the Province of British Columbia.

8.

This Agreement shall enure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

9.

This Agreement constitutes the entire agreement between the Parties in respect of the subject matter hereof and, except for the March 17, 2005 Agreement, supersedes all prior letters of intent, agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied.  The recitals form a part of and are incorporated by reference into this Agreement.

10.

This Agreement may be executed in any number of counterparts and by facsimile with the same effect as if all parties to this Agreement had signed the same document and all counterparts will be construed together and will constitute one and the same instrument and any facsimile signature shall be taken as an original.

IN WITNESS WHEREOF the Parties have executed this Agreement as of the 29th day of January, 2008.

GOLDEN PATRIOT, CORP. Per: /s/ Bradley Rudman	HANDLEY MINERALS INC. Per: /s/ Clive Ashworth
Authorized Signatory	Authorized Signatory

RODINIA MINERALS INC., on behalf of itself and DONNYBROOK PLATINUM RESOURCES, INC. Per: /s/ Donald Morrison
Donald Morrison, President

PROVINCE OF BC

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) ss.

CITY OF VANCOUVER         )

On this, the 29th day of JANUARY, 2008, before me, the undersigned Notary Public, personally appeared DONALD MORRISON, the PRESIDENT of RODINIA MINERALS INC, a BC company, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged that he/she executed the same on behalf of the company for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

___/s/ JEFF SHEREMETA____

Notary Public

My commission expires: N/A

PROVINCE OF BC

)

) ss.

CITY OF VANCOUVER                     )

On this, the 29TH day of JANUARY, 2008, before me, the undersigned Notary Public, personally appeared CLIVE ASHWORTH, the PRESIDENT of HANDLEY MINERALS INC, a NEVADA company, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged that he/she executed the same on behalf of the company for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

___/s/ JEFF SHEREMETA____

Notary Public

My commission expires:N/A

STATE OF _______________

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) ss.

COUNTY OF _______________

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On this, the ____ day of ______________, 20__, before me, the undersigned Notary Public, personally appeared _________________________________________, the ______________________ of _______________________________________________, a ______________ company, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged that he/she executed the same on behalf of the company for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

____________________________

Notary Public

My commission expires: